SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ______________________


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):  December 31, 1996
                                                        -----------------



                             Cover-All Technologies Inc.
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          (Exact name or registrant as specified in its charter)



               Delaware                  0-13124           13-2698053
     ------------------------------    ------------    -------------------
     (State or other jurisdiction of   (Commission       (IRS Employer
     incorporation or organization)    File Number)    Identification No.)


     18-01 Pollitt Drive, Fair Lawn, New Jersey               07410
     ------------------------------------------             ----------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code:  (201) 794-4800
                                                          --------------



          --------------------------------------------------------------

          (Former name or former address, if changed since last report.)

     Item 5.   Other Events.
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              On January 2, 1997, Cover-All Technologies Inc. (formerly Warner
     Insurance Services, Inc.), a Delaware corporation (the "Company"), announced that Harvey Krieger resigned as a director of the Company effective as of December 31, 1996.

     Item 7.   Financial Statements and Exhibits.
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          The following exhibits are filed as a part of this report.

          (c)  Exhibits:

          99.1 Press Release of Cover-All Technologies Inc., dated January 2, 1997.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   COVER-ALL TECHNOLOGIES INC.



     Dated:  January 6, 1997       By:  /s/ Alfred J. Moccia
                                        -----------------------------
                                        Name:     Alfred J. Moccia
                                        Title:    Chairman and Chief
                                                    Executive Officer

                                    EXHIBIT INDEX

     Exhibit   Description
     -------   -----------

     99.1      Press Release of Cover-All Technologies Inc., dated January 2,
               1997.